Subsidiary Notes Payable	12 Months Ended
Dec. 31, 2023
Subsidiary Notes Payable [Abstract]
Subsidiary Notes Payable	Subsidiary Notes Payable
The subsidiary notes payable are comprised of loans and convertible notes. As of December 31, 2023 and December 31, 2022, the loan in Follica and the convertible notes for Knode and Appeering did not contain embedded derivatives and therefore these instruments continue to be held at amortized cost. The notes payable consist of the following:

	2023 $	2022 $
As of December 31,
Loans	3,439	2,097
Convertible notes	260	248
Total subsidiary notes payable	3,699	2,345
Loans
In October 2010, Follica entered into a loan and security agreement with Lighthouse Capital Partners VI, L.P. The loan is secured by Follica’s assets, including Follica’s intellectual property and bears interest at a rate of 5.0 percent in the interest only period and 12.0 percent in the repayment period.
Convertible Notes
Convertible Notes outstanding were as follows:

	Knode $	Appeering $	Sonde $	Total $
January 1, 2022	94	141	2,461	2,696
Gross principal - issuance of notes - financing activity	—	—	393	393
Accrued interest on convertible notes - finance costs	5	8	48	60
Change in fair value - finance costs	—	—	502	502
Deconsolidation	—	—	(3,403)	(3,403)
December 31, 2022 and January 1, 2023	99	149	—	248
Accrued interest on convertible notes - finance costs	5	8	—	13
December 31, 2023	104	156	—	260
On April 6, 2021, and on November 24, 2021, Sonde issued unsecured convertible promissory notes to its existing shareholders for a combined total of $4,329, of which $2,215 were issued to third-party shareholders (and $2,113 were issued to the Group and eliminated in consolidation). In addition, in March 2022, Sonde issued an additional amount of $921, of which $393 were issued to third parties (and $528 issued to the Group and eliminated in consolidation). The notes bore interest at an annual rate of 6.0 percent and were to mature on the second anniversary of the issuance. The notes were to mandatorily convert in a Qualified Financing, as defined in the note purchase agreement, at a discount of 20.0 percent from the price per share in the Qualified Financing. In addition, the notes allowed for optional conversion concurrently with a discount of 20.0 percent from the price per share in the Non Qualified Equity Financing. Upon the completion of the Preferred B round of financing in Sonde on May 25, 2022, the Group lost control in Sonde and all convertible notes were derecognized as part of the deconsolidation - See Note 5. Investments Held at Fair Value.
For Sonde convertible notes, since these notes contained embedded derivatives, the notes were assessed under IFRS 9 and the entire financial instruments were elected to be accounted for as FVTPL. The Sonde notes were deconsolidated in May 2022 as described above.